SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 24, 2005

The Leather Factory, Inc. (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-12368 (Commission File Number)	75-2543540 (IRS Employer Identification Number)

3847 East Loop 820 South, Fort Worth, Texas (Address of Principal Executive Offices)	76119 (Zip Code)

(817) 496-4414 (Registrant’s Telephone Number, Including Area Code)

_____________________________________________________ (Former Name or Former Address, if Changed Since Last Report

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The text of a press release issued by The Leather Factory, Inc. on May 24, 2005 is set forth below:

THE LEATHER FACTORY, INC. RENAMED TANDY LEATHER FACTORY, INC.
STOCKHOLDERS VOTE OVERWHELMING APPROVAL OF NAME CHANGE

FORT WORTH, TEXAS - Stockholders voted overwhelmingly to change the name of The Leather Factory, Inc. (AMEX: TLF) to Tandy Leather Factory, Inc. at the company’s annual stockholders meeting held in Arlington, Texas yesterday.

Chairman and Chief Executive Officer, Wray Thompson, commented, “Tandy Leather Company, founded by Charles Tandy and his father, was the first U.S. company dedicated to leathercraft. As such, we believe that Tandy’s name recognition is the best in the industry. On the other hand, The Leather Factory has provided over twenty years of stability and predictability that enabled us to purchase Tandy Leather Company several years ago. In order to accurately reflect the long-term stability of The Leather Factory while at the same time promote the name recognition of Tandy Leather Company, it makes sense to change our corporate name to Tandy Leather Factory, Inc.”

The name change will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State amending the company’s Certificate of Incorporation. Said filing is expected to occur within the next week.

Also at the meeting, the incumbent directors were elected for another term. The inside directors elected were Messrs. Wray Thompson, Chairman of the Board, Ron Morgan, and Ms. Shannon Greene. The independent directors elected were Messrs. T. Field Lange, Joseph R. Mannes, H.W. Markwardt, Michael A. Markwardt and Michael A. Nery.

The Leather Factory, Inc., (http://www.leatherfactory.com), headquartered in Fort Worth, Texas, is a specialty retailer and wholesale distributor of a broad product line including leather, leatherworking tools, buckles and adornments for belts, leather dyes and finishes, saddle and tack hardware, and do-it-yourself kits. The Company distributes its products as The Leather Factory through its wholesale centers and as Tandy Leather Company through its retail stores (http://www.tandyleather.com). Its common stock trades on the American Stock Exchange with the symbol "TLF".

Contact:       Wray Thompson, The Leather Factory, Inc.      (817) 496-4414
                   Shannon L. Greene, The Leather Factory, Inc.     sgreene@leatherfactory.com

This news release may contain forward-looking statements. All forward-looking statements made here or in other news releases issued by The Leather Factory, Inc. are based on current expectations as of the date of the release. These forward-looking statements involve risks and uncertainties that could cause the results of The Leather Factory, Inc. to differ materially from management’s current expectations. Many of these risks and uncertainties are detailed from time to time in TLF’s reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q. Investors are reminded that past performance may not be predictive of future results.

END OF TEXT OF PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       THE LEATHER FACTORY, INC.

Date: May 27, 2005                 BY: /s/ Wray Thompson
    Wray Thompson, Chairman of the Board
    and Chief Executive Officer